UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

May 10, 2005

hi/fn, inc.
(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE	33-0732700
(State of Incorporation)	(IRS Employer Identification Number)

750 University Avenue Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

    a)        On May 10, 2005, the Board of Directors of the registrant approved Forms of Severance and Change of Control Agreement to be entered into by and between the registrant and each of Christopher G. Kenber and William R. Walker (collectively referred to as the “Form CEO/CFO Agreement”). Mr. Kenber is the President and Chief Executive Officer (“CEO”) of the registrant and Mr. Walker is the Vice President, Finance and Chief Financial Officer (“CFO”) of the registrant. The Form CEO/CFO Agreement contains, among other things, the following terms and conditions (capitalized terms have the meaning ascribed to them in the Form CEO/CFO Agreement):

•	If the CEO or CFO is involuntarily terminated other than for Cause, death or Disability prior to a Change of Control or more than twelve (12) months following a Change of Control, then, subject to (among other things) signing and not revoking a separation agreement and release of claims, the CEO or CFO, as applicable, will receive the following severance from the registrant:

•	Severance payments at a rate equal to base salary, as then in effect, for twelve (12) months (in the case of the CEO) and six (6) months (in the case of the CFO) from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

•	Continued registrant-paid benefits during the twelve (12) month period (in the case of the CEO) and six (6) month period (in the case of the CFO) following such termination under the registrant’s Benefit Plans; and

•	Such other compensation or benefits from the registrant as may be required by law.

•	If the CEO or CFO is involuntarily terminated other than for Cause, death or Disability or terminates his employment for Good Reason within twelve (12) months following a Change of Control, then, subject to (among other things) signing and not revoking a separation agreement and release of claims, the CEO or CFO, as applicable, will receive the following severance from the registrant:

•	Severance payments at a rate equal to base salary, as then in effect, for twenty-four (24) months (in the case of the CEO) and twelve (12) months (in the case of the CFO) from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

•	Fifty percent (50%) of (i) the unvested shares subject to all outstanding rights to purchase or receive shares of the registrant’s common stock held by the CEO or CFO, as applicable (including, without limitation, through awards of stock options, stock appreciation rights, restricted stock units or similar awards), whether acquired on, before or after the date of the signed Form CEO/CFO Agreement and (ii) the shares of the registrant’s common stock held by the CEO or CFO, as applicable, subject to registrant’s right of repurchase or the individual’s forfeiture upon termination of the CEO’s or CFO’s employment (as applicable) for any reason, whether acquired on, before or after the date of the signed Form CEO/CFO Agreement, will immediately vest upon such termination;

•	Continued registrant-paid benefits during the twenty-four (24) month period (in the case of the CEO) and twelve (12) month period (in the case of the CFO) following such termination under the registrant’s Benefit Plans; and

•	Such other compensation or benefits from the registrant as may be required by law.

    b)        On May 10, 2005, the Board of Directors of the registrant approved the Form of Severance and Change of Control Agreement to be entered into by and between the registrant and each of Douglas L. Whiting, Thomas Moore, Russell Dietz and Kamran Malik (each an “Executive” and together, the “Executives”) (the “Form Executive Agreement”). Mr. Whiting is the Chief Scientist of the registrant; Mr. Moore is the Vice President of Sales, Marketing and Operations of the registrant; Mr. Dietz is the Vice President and Chief Technology Officer of the registrant; and Mr.

Malik is the Vice President of Engineering of the registrant. The Form Executive Agreement contains, among other things, the following terms and conditions (capitalized terms have the meaning ascribed to them in the Form Executive Agreement):

•	If an Executive is involuntarily terminated other than for Cause, death or Disability prior to a Change of Control or more than twelve (12) months following a Change of Control, then, subject to (among other things) the Executive signing and not revoking a separation agreement and release of claims, such Executive will receive the following severance from the registrant:

•	Severance payments at a rate equal to base salary, as then in effect, for six (6) months from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

•	Continued registrant-paid benefits during the six (6) month period following such termination under the registrant’s Benefit Plans; and

•	Such other compensation or benefits from the registrant as may be required by law.

•	If an Executive is involuntarily terminated other than for Cause, death or Disability within twelve (12) months of a Change of Control, then, subject to (among other things) the Executive signing and not revoking a separation agreement and release of claims, such Executive will receive the following severance from the registrant:

•	Severance payments at a rate equal to base salary, as then in effect for twelve (12) months from the date of such termination, to be paid periodically in accordance with the registrant’s normal payroll policies;

•	Fifty percent (50%) of (i) the unvested shares subject to all outstanding rights to purchase or receive shares of the registrant’s common stock held by such Executive (including, without limitation, through awards of stock options, stock appreciation rights, restricted stock units or similar awards) whether acquired on, before or after the date of the signed Form Executive Agreement and (ii) the shares of the registrant’s common stock held by such Executive subject to registrant’s right of repurchase or the individual’s forfeiture upon termination of such Executive’s employment for any reason, whether acquired on, before or after the date of the signed Form Executive Agreement, will immediately vest upon such termination;

•	Continued registrant-paid benefits during the twelve (12) month period following such termination under the registrant’s Benefit Plans; and

•	Such other compensation or benefits from the registrant as may be required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	10.1	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and Christopher G. Kenber.

	10.1	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and William R. Walker.

	10.2	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and each of Douglas L. Whiting, Thomas Moore, Russell Dietz and Kamran Malik.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005

hi/fn, inc. By /s/ William R. Walker —————————————— William R. Walker Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
10.1	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and Christopher G. Kenber.

10.1	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and William R. Walker.

10.2	Form of Severance and Change of Control Agreement, to be entered into by and between hi/fn, inc. and each of Douglas L. Whiting, Thomas Moore, Russell Dietz and Kamran Malik.